UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported November 16, 2016

Creative Waste Solutions, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561)-943-5970

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01 Other Events

On November 16, 2016, the Company filed amendments to its Form 10-K/A for the year ended September 30, 2010, its Form 10-Q for the period ended December 31, 2010, and its Form 10-Q for the period ending March 31, 2011. These amendments were filed to correct the inadvertent marking of the Company as a shell company (as defined in Rule 12b-2 of the Act).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Waste Solutions, Inc.

Date: November 16, 2016	By:	/s/ Jared Robinson
Jared Robinson
President and Director

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